UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

SCOTT'S LIQUID GOLD-INC.

(Exact name of Registrant as Specified in Its Charter)

Colorado	001-13458	84-0920811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 S. Colorado Blvd., PH N
Denver, Colorado		80246
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 373-4860

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to Vote of Security Holders.

On June 20, 2024, Scott’s Liquid Gold-Inc. (the “Company”) held a special meeting of its shareholders (the “Special Meeting”). At the Special Meeting, the Company’s shareholders voted on the following proposals: (i) to effect a reverse stock split of the Company’s outstanding shares of common stock, par value $0.10 per share, at a ratio of 1-for-20 (the “Reverse Stock Split”), (ii) to approve the reincorporation of the Company in the state of Delaware (the “Reincorporation”) and change the name of the Company to “Horizon Kinetics Holding Corporation” (the “Name Change”), and (iii) to approve any adjournment of the Special Meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve one or more of the proposals. The number of shares of common stock outstanding and eligible to vote as of May 7, 2024, the record date for the Special Meeting, was 13,006,162. Of these, a total of 11,396,177 shares were voted.

The final voting results were as follows:

Proposal #1	For	Against	Abstain	Broker Non-Votes
Approve a Reverse Stock Split of Outstanding Common Stock	11,287,816	103,349	5,012	0

Proposal #2	For	Against	Abstain	Broker Non-Votes
Approve Reincorporation in Delaware and Company Name Change	11,300,576	92,951	2,650	0

Proposal #3	For	Against	Abstain	Broker Non-Votes
Adjourn the Meeting, if Necessary, to Solicit Additional Proxies	11,280,814	100,450	14,913	0

Item 7.01 Regulation FD Disclosure.

As previously disclosed by the Company in its filings with the Securities and Exchange Commission, the Company entered into a merger agreement with Horizon Kinetics LLC. The closing of the contemplated merger was contingent on the approval by our shareholders of the first and second proposals referenced above. That contingency has now been met.

On June 26, 2024, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release, dated June 26, 2024, issued by Scott’s Liquid Gold-Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT'S LIQUID GOLD-INC.

Date:	June 26, 2024	By:	/s/ David M. Arndt
David M. Arndt President and Chief Financial Officer